CONSULTING AGREEMENT


                  THIS CONSULTING AGREEMENT ("Agreement") is made and entered into this 22nd day of February 2001, by and between William J. Avery (the "Consultant") and Crown Cork & Seal Company, Inc., (the "Company").

                                   BACKGROUND

                  WHEREAS, the Consultant has been a long-time executive of the Company and has retired;

                  WHEREAS, the Consultant has special knowledge, expertise and experience concerning the business and operations of the Company; and

                  WHEREAS, the Company desires to have continuing access to the Consultant's knowledge, expertise and experience, and the Consultant is willing to provide the same to the Company.

                                      TERMS

                  In consideration of the mutual covenants contained herein and intending to be legally bound hereby, the Company and the Consultant agree as follows:

      1.          Consulting Services.
                  -------------------
The Consultant is hereby engaged to consult with and provide the Company advice on any issue pertaining to the business or operations of the Company, its subsidiaries, divisions or affiliates, as may be requested from time to time by the Chief Executive Officer of the Company (the "Consulting Services"); provided that the Consultant will not be required to devote, on average more than 35 hours per month in the performance of the Consulting Services. The Consultant will devote his best efforts and skills in rendering the Consulting Services.

      2.          Term of the Agreement.
                  ---------------------
The term of this Agreement shall be from February 23, 2001 to February 22, 2003 ("Agreement Period"). Either party may terminate this Agreement immediately upon written notice if the other party hereto is in breach of any material term or condition of this Agreement and such breach has not been cured within 30 days following written notice of such breach.

                  Notwithstanding the cure period provided in the preceding paragraph, theCompany may terminate this Agreement immediately upon the gross negligence or willful misconduct of the Consultant in the performance of the Consulting Services.

                  This Agreement shall terminate automatically upon the death or "disability" of the Consultant. For purposes of this Agreement, "disability" shall be defined as the inability of the Consultant due to a physical or mental health condition to provide the Consulting Services for a period of 90 consecutive days.

      3.          Compensation and Expenses.
                  -------------------------
As compensation for the Consulting Services, the Company will pay the Consultant an aggregate fee of $400,000, payable in two equal installments. The first installment will be paid upon the signing of this Agreement and the second installment will be paid on the first anniversary of this Agreement provided that this Agreement has not been terminated prior to such anniversary date.

                  The Company shall also reimburse the Consultant for all reasonable and necessary expenses incurred by the Consultant in connection with performance of the Consulting Services. To obtain reimbursement, the Consultant must first submit to the Company invoices, receipts or other appropriate documentation of the expenses in accordance with the Company's reimbursement policy. Payment of such expenses shall be made by the Company within thirty (30) days of receipt of such documentation.

                  All payments made by the Company to the Consultant under this Agreement shall be subject to the withholding of such amounts, if any, relating to tax and other deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation.

      4.          Independent Contractor.
                  ----------------------
In providing Consulting Services under this Agreement, it is mutually understood and agreed that the Consultant is acting and performing as an independent contractor and not an employee or agent of the Company. The Consultant shall not make any representations to being an employee or agent of the Company and shall pay all federal, state and local taxes which shall be become due on any money paid to the Consultant by the Company under the terms of this Agreement. Consultant hereby acknowledges and agrees that he is not entitled to participate in or receive coverage under any benefit plan of the Company with respect to the performance of the Consulting Services under this Agreement.

      5.          Services to Third Parties.
                  -------------------------
Subject to the terms and conditions of the Retirement Agreement entered into by and between the Consultant and the Company as of January 4, 2001, the Consultant retains the right to perform business consulting services for third parties.

      6.          Personal Performance of Work and Nonassignability.
                  -------------------------------------------------
The services provided under this Agreement shall all be provided personally by the Consultant. The Consultant may not assign any rights or performance obligations under this Agreement to any other party. Any attempt to make such an assignment will be void.

      7.          Compliance with Applicable Law.
                  ------------------------------
In providing services under this Agreement, the Consultant shall comply with all applicable federal, state and local laws and regulations.

      8.          Notices.
                  -------
All notices, and other communications provided for herein that one party intends to give to the other party shall be in writing and shall be considered given when mailed or couriered, return receipt requested or personally delivered, either to the party or at the address set forth below (or to such other address as a party shall designate in accordance with this Section 8):

If to the Consultant:                        If to the Company:

William J. Avery                             Crown Cork & Seal Company, Inc.
417 Gwynedd Valley Drive                     One Crown Way
Gwynedd Valley, PA 19437                     Philadelphia, PA 19154
                                             Attention:  Chief Executive Officer


      9.          Binding Effect.
                  --------------
This Agreement shall inure to the benefit of and shall be binding upon the Company and the Consultant and their respective heirs, executor, personal representatives, successors and permitted assigns.


     10.          Waiver.
                  ------
Any term or provision of this Agreement may be waived in writing at any time by the party entitled to the benefit thereof. The failure of either party at any time to require performance of any provision of this Agreement shall not affect such party's right at a later time to enforce such provision. No consent or waiver by either party to any default or to any breach of a condition or term in this Agreement shall be deemed or construed to be a consent or waiver to any other breach or default.

     11.          Entire Agreement.
                  ----------------
This Agreement contains the entire agreement between the parties relative to its subject matter, and fully supersedes any and all prior oral or written agreements or understandings between the parties pertaining to the subject matter hereof. This Agreement may be amended, modified or superseded only by a written instrument executed by both of the parties hereto.

     12.          Invalidity.
                  ----------
If any provision of this Agreement or the application thereof to either party shall be invalid or unenforceable to any extent, the remainder of this Agreement shall not be affected thereby and shall be enforceable to the fullest extent of the law. If any clause or provision hereof is determined by any court of competent jurisdiction to be unenforceable because of its scope or duration, the parties expressly agree that such court shall have the power to reduce the duration and/or restrict the scope of such clause or provision to the extent necessary to permit enforcement of such clause or provision in reduced or restricted form.

     13.          Governing Law.
                  -------------
Except to the extent such laws are superseded by federal law, this Agreement shall be governed bythe laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws.

     14.          Execution.
                  ---------
This Agreement may be executed in counterparts and will be valid even though the signatures of allparties do not appear on the same page.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.


                                     CROWN CORK & SEAL COMPANY, INC.



                                     /s/ John W. Conway
                                     ------------------
                                     JOHN W. CONWAY,  CHAIRMAN OF THE BOARD
                                     AND CHIEF  EXECUTIVE  OFFICER


                                     CONSULTANT




                                     /s/ William J. Avery
                                     --------------------
                                     WILLIAM J. AVERY